UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 11, 2006

PARKWAY PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

                                                     Maryland                                        1-11533                                      74-2123597

                                        (State or Other Jurisdiction             (Commission File Number)                      (IRS Employer

                                               of Incorporation)                                                                                 Identification No.)

One Jackson Place, Suite 1000, 188 East Capitol Street, Jackson, MS 39201

(Address of Principal Executive Offices, including zip code)

(601) 948-4091

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On March 14, 2006, Parkway Properties, Inc. (the "Company") filed its Annual Report on Form 10-K for the year ended December 31, 2005 with the United States Securities and Exchange Commission.  Exhibit 23 to such Form 10-K, the consent of Ernst & Young LLP, the Company's independent registered public accountants, did not include the consent to the incorporation by reference in the Company's effective registration statements of Ernst & Young LLP's report with respect to the Company's management's assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of the Company.  Ernst & Young LLP's updated consent letter is dated December 11, 2006 and is attached hereto as Exhibit 23.

Item 9.01.  Financial Statements and Exhibits

(d)        Exhibits

23        Consent of Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 12, 2006

                        PARKWAY PROPERTIES, INC.

                        By: /s/ Mandy M. Pope

                              Mandy M. Pope
                              Senior Vice President & Controller